SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2007

                          WESTWOOD HOLDINGS GROUP, INC.
               (Exact name of registrant as specified in charter)

       Delaware                        001-31234                 75-2969997
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                         200 Crescent Court, Suite 1200
                               Dallas, Texas 75201
                    (Address of principal executive offices)

                                 (214) 756-6900
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is being furnished pursuant to the requirements of
Item 2.02, "Results of Operations and Financial Condition," is being reported under Item 7.01, "Regulation FD Disclosure."

On April 26, 2007, Westwood Holdings Group, Inc. issued a press release entitled "Westwood Holdings Group, Inc. Reports First Quarter 2007 Results and Declares Quarterly Dividend; Assets Under Management Rise to $6.1 Billion at March 31, 2007 and First Quarter Revenue Increases 12.9% Year-over-Year", a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1. The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.

ITEM 7.01: REGULATION FD DISCLOSURE

Westwood also announced today that its Board of Directors has approved the payment of a quarterly cash dividend of $0.20 per common share, payable on July 2, 2007 to stockholders of record on June 15, 2007.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits: The following exhibit is furnished with this report:

Exhibit Number   Description
--------------   ---------------------------------------------------------------
99.1             Press Release dated April 26, 2007, entitled "Westwood Holdings
                 Group, Inc. Reports First Quarter 2007 Results and Declares
                 Quarterly Dividend; Assets Under Management Rise to $6.1
                 Billion at March 31, 2007 and First Quarter Revenue Increases
                 12.9% Year-over-Year".

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2007

                                             WESTWOOD HOLDINGS GROUP, INC.


                                             By: /s/ William R. Hardcastle, Jr.
                                                 -------------------------------
                                                 William R. Hardcastle, Jr.,
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   ---------------------------------------------------------------
99.1             Press Release dated April 26, 2007, entitled "Westwood Holdings
                 Group, Inc. Reports First Quarter 2007 Results and Declares
                 Quarterly Dividend; Assets Under Management Rise to $6.1
                 Billion at March 31, 2007 and First Quarter Revenue Increases
                 12.9% Year-over-Year".